EXHIBIT 10.2


                                  STATEMENT OF
                              NETBLOO MEDIA, LTD.,
                                AND JONATHAN LINT
                                      AS TO
                       THE JOINT FILING OF SCHEDULE 13D/A

We, the Undersigned, hereby consent to the joint filing with the Securities and Exchange Commission ("SEC") of the Schedule 13D/A, dated October 28, 2015 on our behalf by Jonathan Lint.

Date:  October 28, 2015




                                               NETBLOO MEDIA, LTD.


                                               /s/ Jonathan Lint
                                               ---------------------------------
                                               Jonathan Lint, Manager




                                               JONATHAN LINT, INDIVIDUAL

                                               /s/ Jonathan Lint
                                               ---------------------------------
                                               Jonathan Lint, Individual